UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                  June 6, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMMISSION FILE NUMBER 0-28330


                             TALK VISUAL CORPORATION
             (Exact Name Of Registrant As Specified In Its Charter)

             NEVADA                                      95-4561156
(State Or Other Jurisdiction Of                         (IRS Employer
 Incorporation Or Organization)                       Identification No.)

                           3550 BISCAYNE BLVD. STE 704
                                 MIAMI, FL 33137
                    (Address Of Principal Executive Offices)


                                 (305) 572-0575
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                         (Former Name Or Former Address,
                          If Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 10, 2001, Howard M. Hacker, an individual ("Buyer"), entered into a Stock Purchase Agreement (the "Agreement") with Talk Visual Corporation, a Nevada corporation ("Registrant") pursuant to which Buyer agreed to purchase all of the issued and outstanding share capital of The Ontario International Property Corporation ("TOIPC"), a Province of Ontario, Canada corporation and a wholly owned subsidiary of Registrant. Under the terms of the Agreement, Buyer paid Registrant $355,000 USD for the shares of TOIPC. Registrant has agreed, as part of the sale, to assign and transfer to the Buyer its interest in a $475,000 USD note receivable from TOIPC. Additionally, a receivable on the books of TOIPC from Registrant in the amount of $182,438 USD was not transferred to Buyer. The Registrant has used the proceeds from the sale for working capital needs.

         TOIPC owns and operates a 22,622 square foot commercial property located at 1261 Kennedy Road, Toronto (Scarborough), Ontario, Canada (the "Property"). The Property consists of four general retail locations ranging from 4,744 square feet to 6,202 square feet operating under leases that expire on various dates ranging from January, 2003 to March, 2006. The property is encumbered by two mortgages. The first mortgage on the Property is payable to The Manufacturers Life Insurance Company and bears interest at 7.06%, under a sixty month term with a 240 month amortization. This mortgage has a maturity date of February 1, 2002. A second mortgage is payable to FCC Mortgage Associates, Inc. and bears an interest rate of 13.0%. This mortgage is payable monthly, interest only and matures February 1, 2002. Outstanding share capital consists of 100 shares of common stock with no par value and 500,000 Class A, non-voting, non-cumulative preferred shares.

Registrant has paid a commission in the amount of $65,000 to Ceres Advisors Ltd., Jerusalem, Israel, in connection with this transaction.

On June 6, 2001, the sale of the stock was completed. Registrant has an option to repurchase the purchased shares from the Buyer at a price equal to the purchase price until November 16, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired. Not Applicable

     (b)  Pro Forma Financial Information

     The following unaudited pro forma condensed consolidated financial statements are filed with this report:

                                                                          Page
                                                                          ----
Pro Forma Condensed Consolidated Balance Sheet as at March 31, 2001       F-1

Pro Forma Condensed Consolidated Statements of Operations:
    Year Ended December 31, 2000                                          F-2
    Three Months Ended March 31, 2001                                     F-3

The Pro Forma Condensed Consolidated Balance Sheet of Registrant as at March 31, 2001 reflects the financial position of Registrant after giving effect to the disposition of the assets and the assumption of the liabilities discussed in
Item 2 and assumes the disposition took place on March 31, 2001. The Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended December 31, 2000 and the three months ended March 31, 2001, assume that the disposition occurred on January 1, 2001, and are based on the operations of Registrant for the year ended December 31, 2000 and the three months ended March 31, 2001.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Registrant's financial statements will reflect the disposition only from the actual closing date.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

     (c)  Exhibits.

              The following exhibits are filed herewith:


            EXHIBIT NO.                     DESCRIPTION
          --------------                 ----------------

               10.1        Purchase Agreement, dated May 10, 2001, between
                                Howard M. Hacker and Talk Visual Corporation

               10.2        Purchase and Assignment of Promissory Note, dated
                                May 10, 2001, between Howard M. Hacker and Talk
                           Visual Corporation

               10.3        Special Acknowledgment

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      June 21, 2001

                             TALK VISUAL CORPORATION

                                    By: /s/ Clinton H. Snyder
                                        -------------------------------
                                        Clinton H. Snyder
                                        Secretary and Chief Financial Officer

                         PRO FORMA FINANCIAL INFORMATION
                             TALK VISUAL CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 March 31, 2001
                                   (UNAUDITED)
                                     ASSETS

                                                                      Historical         Adjustments         Pro Forma
                                                                     ------------       ------------        ------------
CURRENT ASSETS
   Cash                                                              $     69,996       $    279,231        $    349,227
   Accounts receivable, net of allowances
    for doubtful accounts of $16,675                                       98,716                                 98,716
   Other receivables                                                      143,388                                143,388
   Inventories                                                            111,807                                111,807
   Advances to related parties                                            250,000                                250,000
   Other current assets                                                   169,777               (319)            169,458
                                                                     ------------                           ------------
   Total current assets                                              $    843,684                           $  1,122,596

PROPERTY AND EQUIPMENT, net                                            12,207,536         (1,934,504)         10,273,032
ADVANCES TO RELATED ENTITIES                                              429,875                                429,875
INVESTMENT IN EQUITY SECURITIES                                           967,470                                967,470
GOODWILL, NET                                                             865,345                                865,345
OTHER ASSETS                                                              196,116             (4,065)            192,051
                                                                     ------------                           ------------
   TOTAL ASSETS                                                      $ 15,510,026                           $ 13,850,369
                                                                     ============                           ============

                    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Notes payable and current portion
     of long-term debt                                               $    292,822            (31,556)            261,266
    Accounts payable                                                    1,107,458            (24,551)          1,082,907
    Accrued expenses                                                      240,007                                240,007
    Other current liabilities                                             158,301             (3,604)            154,697
                                                                     ------------                           ------------
    Total current liabilities                                           1,798,588                              1,738,877

LONG-TERM DEBT, net of current portion                                  5,316,165           (905,812)          4,410,353
                                                                     ------------                           ------------
   TOTAL LIABILITIES                                                    7,114,753                              6,149,230
                                                                     ------------                           ------------
COMMITMENTS AND CONTINGENCIES                                                  --                                     --

STOCKHOLDERS' EQUITY
   Series A Convertible redeemable preferred stock -
     par value $.001 per share, 25,000,000 shares
     authorized; 50,000 issued and outstanding                                 50                                     50

   Common Stock, par value $.001 per share,
     100,000,000 shares authorized; 77,235,840 shares
          issued and outstanding                                           77,236                                 77,236
   Additional paid in capital                                          22,310,104                             22,310,104
   Accumulated deficit                                                (13,172,634)          (714,659)        (13,887,293)
   Accumulated other comprehensive loss                                   (20,525)            20,525                  --
   Stock subscriptions receivable                                        (798,958)                              (798,958)
                                                                     ------------                           ------------
   Total Stockholders' Equity                                           8,395,273                              9,109,932
                                                                     ------------                           ------------
       TOTAL                                                         $ 15,510,026                             13,850,369
                                                                     ============                           ============


                                    Page F-1

                         PRO FORMA FINANCIAL INFORMATION
                             TALK VISUAL CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)


                                                              Historical               Adjustments          Pro Forma
                                                             ------------             -------------        ------------
REVENUE
Telecommunication services and
   product sales                                             $  1,802,055                                  $  1,802,055
 Equipment sales                                                  113,103                                       113,103
 Real Estate revenues                                           1,279,301               (260,860)             1,018,441
 Other income                                                          --                                            --
                                                             ------------                                  ------------
Total revenue                                                   3,194,459                                     2,933,599
                                                             ------------                                  ------------
COSTS AND EXPENSES
 Cost of equipment sales, telecommunication
     and retail operation expenses                              2,731,125                                     2,731,125
 Real estate operations                                           398,901               (111,876)               287,025
 Depreciation and amortization                                    464,717                (40,164)               424,553
 Research and development                                           5,979                                         5,979
 General, administrative and marketing                          3,664,471                                     3,664,471
 Write-down of software development
   costs                                                          163,000                                       163,000
 Provision for losses on advances                                 386,396                                       386,396
                                                             ------------                                  ------------
Total costs and expenses                                        7,814,589                                     7,662,549
                                                             ------------                                  ------------
LOSS FROM OPERATIONS                                           (4,620,130)                                   (4,728,950)
                                                             ------------                                  ------------
OTHER INCOME (EXPENSE)
  Interest expense                                               (617,135)               (63,769)              (553,366)
  Interest income                                                     860                   (116)                   744
  Foreign currency translation gain (loss)                          2,323                 (2,323)                    --
  Write down of equity securities                                (843,335)                                     (843,335)
  Loss on sale of TOIPC stock                                          --               (646,644)              (646,644)
                                                             ------------                                  ------------
                                                               (1,457,287)                                   (2,042,601)

LOSS BEFORE EXTRAORDINARY ITEM                                 (6,077,417)                                   (6,771,551)

EXTRAORDINARY ITEM - DEBT EXTINGUISHMENT                          126,343                                       126,343
                                                             ------------                                  ------------
NET LOSS AFTER EXTRAORDINARY ITEM                            $ (5,951,074)                                 $ (6,645,208)
                                                             ------------                                  ------------
NET LOSS APPLICABLE TO COMMON SHARES                         $ (5,951,074)                                 $ (6,645,208)
                                                             ============                                  ============
NET LOSS PER COMMON SHARE
BEFORE EXTRAORDINARY ITEM                                    $      (0.12)                                 $      (0.13)
EXTRAORDINARY ITEM                                                   0.00                                          0.00
                                                             ------------                                  ------------
NET LOSS PER COMMON SHARE BASIC AND DILUTED                  $      (0.12)                                 $      (0.13)
                                                             ============                                  ============
WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING DURING THE PERIOD                                  51,110,571                                    51,110,571
                                                             ============                                  ============



                                    Page F-2

                         PRO FORMA FINANCIAL INFORMATION
                             TALK VISUAL CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                                   (UNAUDITED)


                                                          Historical              Adjustments            Pro Forma
                                                         ------------           --------------         ------------
REVENUE
Telecommunication services and
   product sales                                         $    976,222                                  $    976,222
 Real estate revenues                                         341,414                (56,787)               284,627
                                                         ------------                                  ------------
Total revenue                                               1,317,636                                     1,260,849
                                                         ------------                                  ------------
COSTS AND EXPENSES
 Cost of equipment sales, telecommunication
     and retail operation expenses                          1,035,128              1,035,128
 Depreciation and amortization                                146,807                (10,041)               136,766
 Real estate operations                                       118,208                (25,335)                92,873
 General, administrative and marketing                        823,318                                       823,318
                                                         ------------                                  ------------
Total costs and expenses                                    2,123,461                                     2,088,085
                                                         ------------                                  ------------
LOSS FROM OPERATIONS                                         (805,825)                                     (827,236)
                                                         ------------                                  ------------
OTHER INCOME (EXPENSE)
  Interest expense                                           (141,753)               (15,204)              (126,549)
  Interest income                                                  57                                            57
  Foreign currency translation gain                            10,388                (10,388)                    --
  Write down of equity securities                             (51,000)                                      (51,000)
                                                         ------------                                  ------------
                                                             (182,308)                                     (177,492)
                                                         ------------                                  ------------
NET LOSS                                                     (988,133)                                   (1,004,728)
                                                         ============                                  ============

NET LOSS PER COMMON SHARE BASIC

  NET LOSS PER COMMON SHARE                              $      (0.01)                                 $      (0.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING DURING THE PERIOD                              85,044,557                                    85,044,557
                                                         ============                                  ============

                                    Page F-3